                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated May 1, 2000, relating to the consolidated financial statements of Datalink.net appearing in the Annual Report on Form 10-KSB for the year ended March 31, 2000.


                                                    BDO Seidman, LLP
                                                    San Jose, California
                                                    January 5, 2001